               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 Colgate-Palmolive Company
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[Colgate-Palmolive Logo]

MARCH 27, 2002

Dear Fellow Colgate Stockholder:

    You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, May 8, 2002, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

    At the meeting, we will ask you to elect the Board of Directors and consider a stockholder proposal. We will also review the progress of the Company during the past year and answer your questions.

    This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the meeting and provides information about the Company that you should consider when you vote your shares.

    This year the Proxy Statement also includes a new section highlighting the Company's key corporate governance standards. We invite you to review this new section of the Proxy Statement to learn about our continuing commitment to excellence in corporate governance. As part of our annual corporate governance review, we recently designated a fully independent Board committee to periodically review the Company's shareholder rights plan (see page 7).

    IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE HOPE THAT YOU WILL VOTE ON THE MATTERS TO BE CONSIDERED BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOU MAY VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL.

Very truly yours,

Reuben Mark                       William S. Shanahan
Reuben Mark                       William S. Shanahan
Chairman of the Board and         President
Chief Executive Officer

[Colgate-Palmolive Logo]

MARCH 27, 2002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The 2002 Annual Meeting of Stockholders of Colgate-Palmolive Company will be held in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036, on Wednesday, May 8, 2002, at 10:00 a.m., for the following purposes:

    1.  To elect the Board of Directors;

    2.  To consider a stockholder proposal; and

    3. To consider and act upon such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 11, 2002 are entitled to vote at the Annual Meeting.

    YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE BY PROXY, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL. A TOLL-FREE TELEPHONE NUMBER AND WEB SITE ADDRESS ARE INCLUDED ON YOUR PROXY CARD. If you choose to vote by mail, please complete and mail the enclosed proxy card to us in the return envelope, which requires no postage if mailed in the United States. Voting now will not limit your right to change your vote or to attend the meeting.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary
Colgate-Palmolive Company
300 Park Avenue
New York, New York 10022

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
VOTING PROCEDURES...........................................     1
GOVERNANCE OF THE COMPANY...................................     5
    Colgate's Corporate Governance Commitment...............     5
    The Board of Directors..................................     8
    Committees of the Board of Directors....................    12
    Audit Committee Report..................................    13
    Compensation of Directors...............................    14

STOCK OWNERSHIP.............................................    15
    Stock Ownership of Directors and Executive Officers.....    15
    Compliance with Section 16(a) Beneficial Ownership
      Reporting.............................................    17

STOCK PRICE PERFORMANCE GRAPHS..............................    17

EXECUTIVE COMPENSATION......................................    19
    Summary Compensation Table..............................    19
    Stock Options...........................................    22
    Retirement Plan.........................................    24
    Executive Severance Plan and Other Arrangements.........    27
    Compensation Committee Interlocks and Insider
      Participation.........................................    28
    P&O Committee Report on Executive Compensation..........    28

INDEPENDENT PUBLIC ACCOUNTANTS..............................    35

PROPOSALS REQUIRING YOUR VOTE...............................    36
    Proposal 1: Election of Directors.......................    36
    Proposal 2: Stockholder Proposal........................    36

OTHER INFORMATION...........................................    39
    Future Stockholder Proposals............................    39
    Nominations for Director................................    39
    Cost and Methods of Soliciting Proxies..................    39
    Other Business..........................................    39

APPENDIX A -- AUDIT COMMITTEE CHARTER.......................   A-1

                                PROXY STATEMENT

    Colgate-Palmolive Company (referred to in this Proxy Statement as 'we' or the 'Company') is sending you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders.

    We are mailing this Proxy Statement, a proxy card and the 2001 Annual Report of Colgate-Palmolive Company to stockholders beginning March 27, 2002. Neither the Annual Report being mailed with the Proxy Statement nor the Audit Committee Report included herein is part of the proxy-soliciting material.

VOTING PROCEDURES

WHO CAN VOTE

    The Company has three classes of voting stock: Common Stock, $4.25 Preferred Stock and Series B Convertible Preference Stock. If you were the record owner of any of these classes of stock on March 11, 2002, the record date for voting at the Annual Meeting, then you are entitled to vote at the meeting.

DETERMINING THE NUMBER OF VOTES YOU HAVE

    Your proxy card indicates the number of shares of each class of stock that you own. Each share of Common Stock and $4.25 Preferred Stock has one vote, and each share of Series B Convertible Preference Stock has eight votes.

HOW TO VOTE

    You can vote your shares in two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so using the telephone, the Internet or mail. Each of these procedures is more fully explained below. Even if you plan to attend the meeting, the Board of Directors recommends that you vote by proxy.

    VOTING BY PROXY

    Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. You may vote your proxy by telephone, Internet or mail, each as more fully explained below. In each case, we will vote your shares as you direct. You can specify when you vote your proxy whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from voting on the stockholder proposal. If you vote using the telephone or Internet, you will be instructed how to approve, disapprove or abstain from voting on this proposal.

    If any other matters are properly presented at the Annual Meeting for consideration, the Company's directors named on your proxy card will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting.

        VOTE BY TELEPHONE

    If you are located in the United States, Canada or Puerto Rico, you can vote your shares by telephone by calling the toll-free number on your proxy card (at no cost to you). Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m. on Tuesday, May 7, 2002. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        VOTE BY INTERNET

    You also can vote your shares via the Internet. The web site address for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. on Tuesday, May 7, 2002. As with telephone voting, you will have the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate shareholders by using individual control numbers. If you vote via the Internet, you may incur costs such as telephone and Internet access fees for which you will be responsible. IF YOU VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        VOTE BY MAIL

    To vote your shares by mail, complete and return the enclosed proxy card to us before May 8, 2002, the date of the Annual Meeting. If you sign and return the proxy card but do not specify how to vote, we will vote your shares in favor of our nominees for director and against the stockholder proposal.

    VOTING AT THE ANNUAL MEETING

    If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Voting by proxy, whether by mail, telephone or Internet, will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you vote by proxy and also attend the meeting, there is no need to vote again at the meeting unless you wish to change your vote.

REVOCATION OF PROXIES

    You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can deliver a valid written proxy with a later date or follow the instructions given for changing your vote by telephone or via the Internet; (2) you can notify the Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote in person by written ballot at the Annual Meeting.

QUORUM

    To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding stock of the Company. This majority may be present in person or by proxy. Abstentions and 'broker non-votes' (which are explained below) are counted as present to determine whether there is a quorum.

BROKER NON-VOTES

    A 'broker non-vote' occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. 'Broker non-votes' are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.

    Under the rules of The New York Stock Exchange, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is entitled to vote your shares on Proposal 1, even if the broker does not receive instructions from you, but not on Proposal 2.

REQUIRED VOTE

    Proposal 1: Election of Directors. The nine nominees for director who receive the most votes of all the votes cast for directors will be elected. This means that if you do not vote for a particular nominee, or if you indicate you want to withhold authority to vote for a particular nominee when voting your proxy, your vote will not count for or against the nominee.

    Proposal 2: Stockholder Proposal. For the stockholder proposal, the affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on the proposal, is required for adoption of the resolution. When voting your proxy, the Proxy Committee will vote against this resolution unless you instruct otherwise. If you abstain from voting on the stockholder proposal, it will have the same effect as if you voted against the proposal. 'Broker non-votes' (which are explained above) will be treated as not present for voting on the stockholder proposal.

CONFIDENTIAL VOTING

    All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate the proxies whether you vote by telephone, Internet or mail. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if proxies are being solicited for a change of control of the Company or if doing so is necessary to meet legal requirements.

VOTING BY EMPLOYEES PARTICIPATING IN THE COLGATE-PALMOLIVE SAVINGS AND INVESTMENT PLAN

    If you are a Colgate employee who participates in the Colgate-Palmolive Company Employees Savings and Investment Plan (the 'Savings and Investment Plan'), the trustee for the Plan will send you a proxy card prior to the Annual Meeting. This card will indicate the aggregate number of shares of Series B Convertible Preference Stock and Common Stock credited to your account under the Savings and Investment Plan as of March 11, 2002, the record date for voting at the meeting.

       You can direct the trustee to vote the shares by telephone, via the Internet or by returning the card. Instructions for each method are indicated on the proxy card.

       If you do not indicate your vote to the trustee on time, the trustee will vote your shares in the same proportion as the shares voted by employees who vote on time.

VOTING BY EMPLOYEES PARTICIPATING IN A GLOBAL STOCK OWNERSHIP PLAN

    If you are an employee who participates in one of our Global Stock Ownership Plans, you will receive separate voting instructions from your local Human Resources Department.

GOVERNANCE OF THE COMPANY

COLGATE'S CORPORATE GOVERNANCE COMMITMENT

    Colgate's Board of Directors believes strongly that good corporate governance accompanies and greatly aids our long-term business success. This success has been the direct result of Colgate's key business strategies, including its focus on core product categories and global brands, people development programs emphasizing 'pay for performance' and the highest business standards. Colgate's Board has been at the center of these key strategies, helping to design and implement them, and seeing that they guide the Company's operations. To accomplish this, Colgate has developed and followed a program of corporate governance, the highlights of which are described below.

BOARD INDEPENDENCE AND EXPERTISE

       Board and Committee Independence. Since 1989, the Board of Directors has been comprised entirely of outside independent directors, with the exception of the CEO. All members of the P&O Committee, the Audit Committee and the Committee on Directors are outside directors. There are no interlocking directorships, and none of the outside directors receives any consulting, legal or any other non-director fees from the Company.

       Board Experience and Diversity. As its present Directors exemplify, Colgate values experience in business, education and public service fields, international experience, educational achievement, moral and ethical character and diversity. Among the eight current independent members, the Board includes four who are women or minorities.

       Audit Committee Independence and Financial Literacy. All members of the Audit Committee are outside directors, and the Board, in its business judgment, has determined that they meet the independence and financial literacy requirements of the NYSE.

DIRECTORS ARE SHAREHOLDERS

       Director Compensation in Stock. On average, 89 percent of a director's compensation is paid in Colgate stock. Board members also receive stock options each year.

       Significant Levels of Director Stock Ownership. Board members own significant amounts of Company stock. For more information on director stock ownership, please see the table included in 'Stock Ownership of Directors and Executive Officers' on page 15.

       No Director Pensions. In 1996, the Director Pension Plan was terminated. At the same time the annual grant of Common Stock under the Stock Plan for Non-Employee Directors was increased to further align with shareholder interests.

ESTABLISHED POLICIES GUIDE GOVERNANCE AND BUSINESS INTEGRITY

       Board and Committee Mission Statements. In 1992, the Board developed mission statements and charters for the Board of Directors and the Committees of the Board, long before the SEC or the NYSE recommended such action.

       Audit Committee Charter. In March 2000, the Board adopted and published a new Audit Committee Charter ahead of NYSE and SEC deadlines. In March 2002, following the

       Audit Committee's annual review of its charter, the Board approved its recommended modifications. A copy of the updated charter is included on page A-1.

       Corporate Governance Guidelines. Colgate first formalized its corporate governance practices in 1996 in Colgate's Board Guidelines on Significant Corporate Governance Issues. The Board believes these guidelines are state-of-the-art.

       Code of Conduct. The Board sponsors the Company's Code of Conduct and Business Practices Guidelines, which promote the highest ethical standards in all of the Company's business dealings, and the Global Business Practices function, headed by an executive officer, oversees compliance with these standards.

BOARD FOCUSED ON KEY BUSINESS PRIORITIES

       Strategic Role of Board. The Board plays a major role in developing Colgate's business strategy. It reviews the Company's Strategic Plan and receives detailed briefings throughout the year on critical aspects of its implementation. These include subsidiary performance reviews, product category reviews, presentations regarding R&D initiatives and reports from specific disciplines such as manufacturing and information technology.

       Succession Planning and People Development. The Board has extensive involvement in this area with special focus on CEO succession. It discusses potential successors to key executives and examines backgrounds, capabilities and appropriate developmental assignments. Regular reviews of professional training programs, benefit programs and career development processes assist the Board in guiding the Company's people development initiatives and efforts to gain a competitive recruitment and retention advantage.

DIRECT ACCESS TO MANAGEMENT

       Management Participation at Board Meetings. Key senior managers regularly attend Board meetings. Topics are presented to the Board by the members of management who are most knowledgeable about the issue at hand irrespective of seniority. An open and informal environment allows dialogue to develop between directors and management, which often produces new ideas and areas of focus.

       Direct Access to Management. The Board's direct access to management continues outside the boardroom during frequent discussions with corporate officers and division presidents, at times without the CEO being present. Frequent interaction between directors and senior managers takes place during the weeks between scheduled board meetings as well, as directors are invited to, and often do, contact senior managers directly with questions and suggestions.

ENSURING MANAGEMENT ACCOUNTABILITY

       Performance-Based Compensation. Colgate has linked the pay of its managers and employees at all levels to the Company's performance. As described in greater detail in the P&O Committee Report on Executive Compensation included herein, the P&O Committee adheres to this pay-for-performance philosophy, and stock-based incentives comprise a significant component of senior management's overall compensation.

       CEO Evaluation Process. The Board's evaluation of the CEO is a formal annual process. The CEO is evaluated against the goals set each year, including both objective measures (such as earnings per share) and subjective criteria reflective of the Company's core values. As part of the overall evaluation process, the Board meets informally with the CEO to give and seek feedback on a regular basis.

BOARD PRACTICES PROMOTE EFFECTIVE OVERSIGHT

       Board Size. Designed to maximize board effectiveness, Colgate's By-Laws fix the number of directors between seven and 12. Currently, the Board has nine directors.

       Directorship Limits. To devote sufficient time to properly discharge their duties, no director presently serves on more than three other corporate boards.

       Meeting Attendance. Each director attended 100% of the meetings of the Board and the Committees on which they served in 2001.

       Executive Sessions of Outside Directors. The outside directors of the Board meet without the CEO present as necessary during the course of each year.

CONTINUOUS IMPROVEMENT THROUGH EVALUATION

       Board Evaluation Process. In 1997, the Board implemented a formal Board evaluation procedure. The Board first evaluates the overall Board performance against certain criteria that the Board has determined are important to its success. These include financial oversight, succession planning, compensation, corporate governance, strategic planning and Board structure and role. The Board then reviews the results of the evaluation and meaningful steps to enhance its performance.

       Shareholder Rights Plan -- Periodic Evaluation Policy. Recently, the Board designated a Board committee, made up of outside directors, to evaluate the Company's Rights Plan every three years to determine whether it continues to be in the interests of the Company and its stockholders.

EXTERNAL RECOGNITION FOR COLGATE'S GOVERNANCE PRACTICES

       Wharton/SpencerStuart Award. Each year since 1995, the Wharton School of the University of Pennsylvania, together with SpencerStuart, has presented the 'Board Excellence Award' to a single U.S. public company. In 2001, Colgate's Board of Directors received this honor for demonstrated leadership in the area of corporate governance.

       'Business Week' Top 10 Boards. For two consecutive years, the Board was ranked among the top 10 Boards in the U.S. by 'Business Week'. Colgate was chosen from a group of more than 200 public companies based on 'Business Week's' surveys of institutional investors and leading corporate governance experts.

       High CalPERS Rating. The Board earned an A+ rating from CalPERS, a leading corporate governance advocate, following its evaluation of Colgate's corporate governance practices against nationally recognized benchmarks.

THE BOARD OF DIRECTORS

    The Board of Directors oversees the business, assets, affairs and performance of the Company. In accordance with the Company's long-standing practice, the Board of Directors is independent, consisting of a majority of outside directors. Currently, the Board has nine directors, consisting of eight outside, non-employee directors and one employee director, Reuben Mark, who is the Chief Executive Officer of the Company.

    The Board of Directors met nine times during 2001. The directors attended 100% of the meetings of the Board and the committees on which they served in 2001. In 2001, the outside directors continued their practice of meeting from time to time without Mr. Mark present.

    The name, age, principal occupation and length of service of each director, together with certain other biographical information, are set forth below. All nominees, other than Carlos M. Gutierrez and Delano E. Lewis, have been directors since last year's Annual Meeting.


[PHOTO]                    Chairman and Chief Executive Officer of the Company. Mr.
                             Mark joined the Company in 1963 and has held a series of
REUBEN MARK, 63              significant positions in the United States and abroad. He
                             was appointed Vice President and General Manager of the
                             Household Products Division in 1975. From March 1979 to
                             March 1981, he was Group Vice President of domestic
                             operations. In March 1981, he was elected Executive Vice
                             President and became President and a director of the Company on March 1, 1983. Mr. Mark was elected Chief Executive
                             Officer in May 1984 and Chairman in May 1986. Mr. Mark is
                             also a director of Citigroup, Pearson plc and AOL Time
                             Warner.

                           Director since 1983

[PHOTO]                    Visiting Scholar, Program in Science, Technology and
                             Society, Massachusetts Institute of Technology since 1985.
JILL K. CONWAY, 67           Mrs. Conway was President of Smith College from 1975 to
                             1985. She was Vice President, Internal Affairs, University
                             of Toronto, from 1973 to 1975 and a member of its graduate faculty from 1971 to 1975. She has served as a member of the
                             Harvard University Board of Overseers and The Conference
                             Board and as a trustee of Hampshire College, Northfield Mt.
                             Hermon School and The Clarke School for the Deaf. Mrs.
                             Conway is Chairman of Lend Lease Corporation and is a
                             director of Merrill Lynch & Co., Inc. and Nike, Inc. She is also a trustee of Adelphi University, Mt. Holyoke College
                             and The Knight Foundation.

                           Director since 1984


[PHOTO]                    Chairman of General Re Corporation since 1987. Mr. Ferguson served as Chief Executive Officer from 1987 until 2001. He
RONALD E. FERGUSON, 60       has been with General Re since 1969. Prior to joining
                             General Re, Mr. Ferguson worked for the Kemper Insurance
                             Group from 1965 to 1969 and served with the U.S. Public
                             Health Service from 1966 to 1968. Mr. Ferguson is a director of Insurance Service Offices, Inc. and the Insurance
                             Institute of America. He is a Fellow of the Casualty
                             Actuarial Society and the American Academy of Actuaries.

                           Director since 1987

[PHOTO]                    Chairman of the Board, President and Chief Executive Officer
                             of Kellogg Company since April 2000. Mr. Gutierrez joined
CARLOS M. GUTIERREZ, 48      Kellogg de Mexico in 1975 and became its general manager in
                             1984. He was promoted to Vice President of Kellogg Company and Executive Vice President of Sales and Marketing, Kellogg
                             USA in 1990, General Manager of Kellogg USA Cereal Division
                             in 1993 and Executive Vice President of Kellogg Company and
                             President, Kellogg Asia-Pacific in 1994. He became President and Chief Operating Officer in 1998, a director in January
                             1999 and President and Chief Executive Officer in April
                             1999. Mr. Gutierrez is a member of the Board of Directors of
                             Grocery Manufacturers of America and serves on the Visiting
                             Committee Advisory Board of the University of Michigan
                             Business School.

                           Director since 2002




[PHOTO]                    Former Chairman and Chief Executive Officer of Exodus
                             Communications, Inc., a computer network and Internet
ELLEN M. HANCOCK, 58         systems company, March 1998 to September 2001. From July
                             1996 to July 1997, Mrs. Hancock was Executive Vice
                             President, Research and Development, Chief Technology
                             Officer of Apple Computer Inc. She previously was Executive
                             Vice President and Chief Operating Officer, National
                             Semiconductor. Prior to joining National Semiconductor in
                             1995, she was Senior Vice President and Group Executive at
                             IBM. Mrs. Hancock is a director of Aetna. She is also on the
                             Board of Trustees of Marist College.

                           Director since 1988

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



[PHOTO]                    Chairman Emeritus of Campbell Soup Company. Mr. Johnson
                             began his business career as a management trainee at Colgate
DAVID W. JOHNSON, 69         Australia in 1959 and after a series of promotions became
                             General Manager of Colgate's South African subsidiary in
                             1967. From 1972 to 1982, Mr. Johnson held several senior
                             positions with Warner-Lambert. In 1982, Mr. Johnson became
                             President and Chief Executive Officer of Entenmann's, Inc.
                             From 1987 to 1990, he variously served as Chairman, Chief
                             Executive Officer and President of Gerber Products Company.
                             Mr. Johnson was Chairman of Campbell Soup Company from 1993 to 1999 and its President and Chief Executive Officer from
                             January 1990 to July 1997 and also from March 2000 to
                             January 2001. Mr. Johnson is a director of Duane Reade, Inc.
                             and serves on the Advisory Council for the University of
                             Notre Dame College of Business Administration as well as the
                             University of Chicago's Graduate School of Business.

                           Director since 1991

[PHOTO]                    Chairman and Chief Executive Officer, Schering-Plough
                             Corporation. Mr. Kogan joined Schering-Plough as Executive
RICHARD J. KOGAN, 60         Vice President, Pharmaceutical Operations in 1982 and became
                             President and Chief Operating Officer in 1986, President and
                             Chief Executive Officer in 1996 and Chairman and Chief
                             Executive Officer in 1998. Mr. Kogan is also a director of
                             The Bank of New York Company. He serves on the boards of St.
                             Barnabas Corporation & Medical Center and New York
                             University, and is a member of the Business Round Table and the Council on Foreign Relations.

                           Director since 1996

[PHOTO]                    Former U.S. Ambassador to South Africa, December 1999 to
                             July 2001. Mr. Lewis served as the Chief Executive Officer
DELANO E. LEWIS, 63          and President of National Public Radio from 1994 to 1998.
                             From 1988 through 1993, Mr. Lewis was the President and
                             Chief Executive Officer of Chesapeake & Potomac Telephone
                             Company, which he joined in 1973. Mr. Lewis has also served on the Peace Corps staff in Africa and on the staff of the
                             United States Equal Employment Opportunity Commission and
                             the United States Department of Justice. Mr. Lewis is also a director of Eastman Kodak Company.

                           Director from 1991 to 1999 and since 2001



[PHOTO]                    Former Chairman of Tambrands Inc., June 1993 to September
                             1996. Prior to becoming Chairman, Mr. Wentz had been a
HOWARD B. WENTZ, JR., 72     director of Tambrands. Previously, he was Chairman of ESSTAR
                             Incorporated, 1989-1995, and Chairman, President and Chief
                             Executive Officer of Amstar Company, 1983-1989. Mr. Wentz
                             joined Amstar in 1969 as Vice President of Operations for
                             its subsidiary, Duff-Norton Company, Inc. He was elected
                             President of Duff-Norton in 1970, Vice President of Amstar
                             in 1972, a director in 1976 and Executive Vice President and
                             Chief Operating Officer in 1979. He assumed the additional responsibilities of President in 1981, Chief Executive
                             Officer in 1982 and Chairman in 1983. In 1984, Mr. Wentz was
                             appointed President and a director of Amstar Holdings, Inc.

                           Director since 1982

OTHER INFORMATION REGARDING DIRECTORS

    In the ordinary course of business, General Re Corporation, its subsidiaries and its parent company, Berkshire Hathaway, Inc., make portfolio investments and may from time to time hold securities of the Company. Mr. Ferguson, Chairman of General Re Corporation, disclaims any beneficial ownership of these securities. Mrs. Hancock resigned as Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. on September 4, 2001. Exodus filed a voluntary petition under Chapter 11 of the federal bankruptcy laws on September 26, 2001.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has four standing committees: the Audit Committee, the Committee on Directors, the Finance Committee and the Personnel and Organization Committee (the 'P&O Committee'). The members and responsibilities of these committees are set forth below.

COMMITTEE MEMBERSHIP (* indicates Chair and ** indicates Deputy Chair)

Audit Committee       Committee on Directors  Finance Committee      P&O Committee
--------------------  ----------------------  ---------------------  ------------------
Jill K. Conway        Jill K. Conway          Ronald E. Ferguson     Jill K. Conway*
Ronald E. Ferguson*   David W. Johnson*       Ellen M. Hancock**     Ronald E. Ferguson
Ellen M. Hancock      Delano E. Lewis         Richard J. Kogan       David W. Johnson
Howard B. Wentz, Jr.  Howard B. Wentz, Jr.    Reuben Mark            Richard J. Kogan**
                                              Howard B. Wentz, Jr.*  Delano E. Lewis

AUDIT COMMITTEE

    The Audit Committee assists the Board of Directors in its oversight of management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It also recommends the appointment of the Company's independent public accountants and oversees the activities of the Company's internal audit function and the Global Business Practices function. All members of the Audit Committee are non-employee directors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are 'independent,' as required by the applicable listing standards of The New York Stock Exchange.

    The Audit Committee met three times during 2001. To ensure independence, the Audit Committee also met separately with the Company's independent public accountants, internal auditor and other members of management.

    During 2000, upon the recommendation of the Audit Committee, the Board of Directors approved a new charter in response to the audit committee requirements adopted by the Securities and Exchange Commission and The New York Stock Exchange in December 1999. In March 2002, following the Audit Committee's annual review of its charter, the Board of Directors approved its recommended modifications. A copy of the updated charter is attached to this Proxy Statement as Appendix A. The Audit Committee believes it fulfills its charter.

COMMITTEE ON DIRECTORS

    The Committee on Directors recommends nominees for the Board of Directors and reviews the performance of the Board of Directors in accordance with a formal procedure. It also makes recommendations to the Board regarding Board and committee structure, corporate governance and director compensation. The Committee on Directors met three times during 2001. All members of the Committee on Directors are non-employee directors.

FINANCE COMMITTEE

    The Finance Committee oversees the financial policies and practices of the Company, reviews the budgets of the Company and makes recommendations to the Board on financial and strategic matters. It also oversees the Company's finance, treasury and related functions. The Finance Committee met four times during 2001. With the exception of Reuben Mark, all members of the Finance Committee are non-employee directors.

PERSONNEL AND ORGANIZATION COMMITTEE

    The P&O Committee oversees the organizational, personnel, compensation and benefits policies and practices of the Company. It reviews the compensation of executive officers and recommends to the Board the compensation of the Chief Executive Officer. It also administers the stock option plans of the Company, the Executive Incentive Compensation Plan and the Executive Severance Plan and oversees the Company's charitable giving and other social responsibility programs. The P&O Committee met six times during 2001. All members of the P&O Committee are non-employee directors.

AUDIT COMMITTEE REPORT

    The Audit Committee, comprised of four outside directors, assists the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. The independent auditors are responsible for auditing the annual financial statements prepared by management and expressing an opinion as to whether those financial statements conform with generally accepted accounting principles.

    The Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. These discussions and reviews included the reasonableness of significant judgments, the auditors' assessment of the quality, not just acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence from management and the Company.

    Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

    The foregoing report has been submitted by the members of the Audit
Committee: Ronald E. Ferguson (Chair), Jill K. Conway, Ellen M. Hancock and Howard B. Wentz, Jr.

COMPENSATION OF DIRECTORS

    In 2001, each non-employee director (that is, all directors except Mr. Mark) received the following compensation:

         ANNUAL FEE                  2,600 shares of Common Stock
         MEETING FEES                $1,000 for each Board or committee meeting attended
         COMMITTEE CHAIRPERSON FEES  $3,000 for the chair of each committee
                                     $1,500 for the deputy chair of each committee
         STOCK OPTION GRANT          Options to purchase 4,000 shares of Common Stock
         EXPENSES AND BENEFITS       Reimbursement of travel and related expenses incurred
                                     in attending meetings
                                     Life and travel/accident insurance
                                     Matching Gifts Program to schools and other qualified
                                     organizations

    Mr. Mark does not receive any compensation or fees for serving on the Board of Directors or any Board committee.

DEFERRAL OF FEES

    Pursuant to the Stock Plan for Non-Employee Directors (the 'Stock Plan'), directors may elect to defer all or a part of their annual stock compensation. Deferred stock compensation is credited to a stock unit account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. The directors also may elect to receive cash in lieu of up to 25% of the shares of Common Stock granted and not deferred under the Stock Plan solely for the purpose of satisfying related tax obligations.

    Directors may also elect to defer all or a part of their cash compensation for committee chairperson and meeting fees under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors. As with the Stock Plan, deferred fees are credited to a stock unit account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. Under both plans, distributions are made in shares of Common Stock in annual installments or by lump sum on the date chosen by the director.

    The table included in 'Stock Ownership of Directors and Executive Officers' on page 15 includes information concerning directors who have elected to defer their fees.

ELECTION TO PURCHASE STOCK

    Directors may elect to purchase Common Stock with all or a portion of their cash compensation for committee chairperson and meeting fees. Shares of Common Stock that represent committee chairperson fees are purchased at the beginning of the year, and shares that represent meeting fees are purchased after the end of the year. In both cases, directors purchase shares on the third business day following the Company's annual public earnings release. In 2001, Ellen M. Hancock purchased 274 shares of Common Stock and David W. Johnson purchased 349 shares of Common Stock using this procedure.

STOCK OWNERSHIP

    At the close of business on March 11, 2002, there were 549,314,254 shares of Common Stock, 103,160 shares of $4.25 Preferred Stock and 4,986,496 shares of Series B Convertible Preference Stock outstanding and entitled to vote.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table shows the beneficial ownership of Common Stock and Series B Convertible Preference Stock of each director, each of the Named Officers appearing in the Summary Compensation Table on page 19 and the directors and executive officers (including the Named Officers) as a group. No director or executive officer owns any $4.25 Preferred Stock.

    'Beneficial ownership' as used above means more than 'ownership' as that term is commonly used. For example, a person 'beneficially' owns Colgate stock not only if he or she holds it directly, but also if he or she has (or shares) the power to vote or sell the stock indirectly (for example, through a relationship, a position as a director or trustee or a contract or understanding). Beneficial ownership also includes shares a person has the right to acquire within 60 days, for example, through the exercise of a stock option.

--------------------------------------------------------------------------------------------------------
                                               COMMON STOCK
                                   -------------------------------------
                                                                                SERIES B CONVERTIBLE
                                           AMOUNT AND NATURE OF                      PREFERENCE
                                       BENEFICIAL OWNERSHIP(1),(2)                  STOCK (ESOP)
                                  ----------------------------------------------------------------------
             NAME OF               DIRECTLY    EXERCISABLE     COMMON           AMOUNT AND NATURE OF
        BENEFICIAL OWNER           OWNED(3)     OPTIONS(4)  STOCK UNITS(5)   BENEFICIAL OWNERSHIP(2),(6)
--------------------------------------------------------------------------------------------------------
 Reuben Mark                       3,921,415    7,640,000        --                    4,636
--------------------------------------------------------------------------------------------------------
 William S. Shanahan                 217,754    1,077,597        --                    3,369
--------------------------------------------------------------------------------------------------------
 Lois D. Juliber                     393,171      468,155        --                    1,778
--------------------------------------------------------------------------------------------------------
 Javier G. Teruel                    220,169      213,764        --                    1,817
--------------------------------------------------------------------------------------------------------
 Ian M. Cook                          74,902      154,405        --                    2,062
--------------------------------------------------------------------------------------------------------
 Jill K. Conway                       25,069       15,662      15,129                   --
--------------------------------------------------------------------------------------------------------
 Ronald E. Ferguson                   57,663       18,777      36,303                   --
--------------------------------------------------------------------------------------------------------
 Carlos M. Gutierrez                    --           --         2,600                   --
--------------------------------------------------------------------------------------------------------
 Ellen M. Hancock(7)                  25,783       23,735      19,552                   --
--------------------------------------------------------------------------------------------------------
 David W. Johnson                     33,539       27,999       6,384                   --
--------------------------------------------------------------------------------------------------------
 Richard J. Kogan                     17,912       19,999        --                     --
--------------------------------------------------------------------------------------------------------
 Delano E. Lewis                       6,083         --         6,110                   --
--------------------------------------------------------------------------------------------------------
 Howard B. Wentz, Jr.(8)              74,642        3,999      25,577                   --
--------------------------------------------------------------------------------------------------------
 All directors and executive
 officers as a group (25
 persons)                          6,583,287   11,481,059     111,655                 35,197
--------------------------------------------------------------------------------------------------------

                                              (Footnotes on the following page.)

(1) Information about Common Stock holdings is as of March 11, 2002, except for shares held in the Savings and Investment Plan, which are shown as of March 5, 2002. Unless stated otherwise in these footnotes, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

(2) Each person named in the table owns less than 1% of the outstanding Common Stock and Series B Convertible Preference Stock, except for Mr. Mark, who owns 2.08% of the outstanding Common Stock. The directors and executive officers as a group own 3.22% of the outstanding Common Stock and less than 1% of the outstanding Series B Convertible Preference Stock.

(3) This column includes shares of restricted stock that were outstanding as of December 31, 2001 and that vested on March 1, 2002.

(4) As of March 11, 2002, the record date for the Annual Meeting, a total of 40,657,923 options were outstanding under the Company's stock option plans and 20,320,609 shares were available for future grants.

(5) Includes Common Stock units credited to one or more of the following accounts: (i) a deferred account under the Stock Plan for Non-Employee Directors; (ii) a deferred account under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors; and (iii) an account representing the accrued value under the Director Pension Plan that was terminated as of December 31, 1996. In each case, the holder of Common Stock units has no voting or investment power over such units.

(6) Information about holdings of Series B Convertible Preference Stock is as of March 5, 2002. The Company issues Series B Convertible Preference Stock to a trustee acting on behalf of the Company's Savings and Investment Plan. Employees who participate in this plan, including the Named Officers appearing in the table above, have sole voting power over such shares, subject to the right of the plan trustee to vote shares if a participant fails to do so. Participants have no investment power over such shares until they are distributed or diversified at the participant's election in accordance with the terms of the plan.

(7) Mrs. Hancock's holdings include 800 shares of Common Stock owned jointly with her spouse.

(8) Mr. Wentz's holdings do not include 1,200 shares of Common Stock held by his spouse, as to which he disclaims beneficial ownership.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

    The Securities Exchange Act of 1934 requires the Company's directors, executive officers and any persons owning more than 10% of a class of the Company's stock to file reports with the Securities and Exchange Commission and The New York Stock Exchange regarding their ownership of the Company's stock and any changes in such ownership. Based on the Company's review of copies of these reports and officer and director certifications, the Company's executive officers and directors complied with their filing requirements for 2001, except that Robert J. Joy, the Company's Senior Vice President, Global Human Resources, inadvertently failed to report in a timely manner a May 2001 sale of 2,188 shares of Common Stock. A Form 5 for Mr. Joy that reported this transaction was filed in February 2002.

STOCK PRICE PERFORMANCE GRAPHS

    The graphs shown on the following page compare cumulative total stockholder returns on the Common Stock against the S&P Composite-500 Stock Index and two peer company indices for a ten-year period and a five-year period each ending December 31, 2001.

    The 2001 return for the Common Stock shown on these graphs is based on the closing price per share on December 31, 2001 of $57.75.

    Beginning this year, the companies included in the peer company index are consumer products companies that have both domestic and international businesses. These companies are as follows: Avon Products, Inc., Clorox Company, Gillette Company, Kimberly-Clark Corporation, The Procter & Gamble Company and Unilever (N.V. and plc). This index is identified as the '2002 Peer Group' on the graphs. In last year's Proxy Statement, the peer company index included companies that compete with the Company in one or more of its primary businesses. Under this criteria, the peer company index would have included those companies listed above, except for Kimberly-Clark Corporation. This index is identified as the '2001 Peer Group' on the graphs.

    The Company selected the new peer company index after several transactions, most recently the Nestle S.A. acquisition of Ralston Purina Company, required it to remove certain of its competitors from the peer company index. The Comparison Group discussed in the P&O Committee Report on Executive Compensation, which appears later in this Proxy Statement, includes other industrial companies and consumer products companies for reasons discussed in the report.

                     TEN-YEAR STOCK PRICE PERFORMANCE GRAPH

                              [PERFORMANCE GRAPH]

                         1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
                         ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                            DOLLARS
Colgate-Palmolive        100     117     134     139     159     213     346     442     627     629     570
          S&P 500        100     108     118     120     165     203     271     348     421     383     338
  2001 Peer Group        100     109     119     133     175     235     336     398     383     335     334
  2002 Peer Group        100     110     118     131     177     233     321     378     373     336     329

                    FIVE-YEAR STOCK PRICE PERFORMANCE GRAPH

                              [PERFORMANCE GRAPH]

                         1996    1997    1998    1999    2000    2001
                         ----    ----    ----    ----    ----    ----
                                           DOLLARS
Colgate-Palmolive        100     162     208     294     295     267
          S&P 500        100     133     171     208     189     166
  2001 Peer Group        100     143     169     163     142     142
  2002 Peer Group        100     138     163     160     145     141

               (Note: Peer Group definitions appear on page 17.)

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the 'Named Officers') for 2001, 2000 and 1999.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    LONG TERM COMPENSATION
                                                                           --------------------------------------
                         ANNUAL COMPENSATION                                      AWARDS            PAYOUTS
-----------------------------------------------------------------------------------------------------------------
            (a)              (b)       (c)         (d)           (e)           (f)          (g)           (h)        (i)
-------------------------------------------------------------------------------------------------------------------------------
                                                                OTHER       RESTRICTED   SECURITIES                   ALL
                                                                ANNUAL        STOCK      UNDERLYING                  OTHER
         NAME AND                                               COMPEN-       AWARDS       OPTIONS        LTIP       COMPEN-
    PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)(1)   SATION($)(2)    ($)(3)       (#)(4)      PAYOUTS($)  SATION($)(5)
-------------------------------------------------------------------------------------------------------------------------------
Reuben Mark                  2001   1,462,375   3,475,191      --           6,177,133        -- (6)      --          286,158
Chairman of the Board and    2000   1,340,750   3,140,235      --           7,453,320        --          --          278,879
Chief Executive Officer      1999   1,266,250   2,934,144      --           5,542,768        --          --          308,195
----------------------------------------------------------------------------------------------------------------------------
William S. Shanahan          2001   1,235,875   2,927,091      --           1,074,244       556,289      --          231,122
President                    2000   1,102,500   2,638,369      --           3,597,525     1,175,800      --          226,135
                             1999     900,417   1,631,056      --             925,672       911,694      --          246,394
----------------------------------------------------------------------------------------------------------------------------
Lois D. Juliber              2001     663,625   1,057,089      --             543,206       322,192      --          156,192
Chief Operating Officer      2000     625,000    976,039       --             996,567       409,930      --          164,753
                             1999     541,250    757,214       --             434,016       224,455      --          182,505
----------------------------------------------------------------------------------------------------------------------------
Javier G. Teruel             2001     587,375    884,316     303,173(7)       384,792        90,000      --          137,656
Chief Growth Officer         2000     500,000    583,590     316,552(7)       697,742       225,565      --          137,931
                             1999     387,083    418,466      83,402          452,716        50,000      --           41,334
----------------------------------------------------------------------------------------------------------------------------
Ian M. Cook                  2001     562,375    839,342       --             680,292       199,210      --          125,508
Executive Vice President     2000     475,000    535,243       --             653,522       143,446      --          142,450
President, Colgate-North     1999     365,000    186,808       --             690,028       118,181      --          160,174
America
----------------------------------------------------------------------------------------------------------------------------

(1) Amounts include bonuses earned for the years indicated, paid on or before March 15 of the following year, consistent with past practice.

(2) None of the Named Officers, other than Mr. Teruel who relocated to the U.S. during 2000, received perquisites or other personal benefits in an amount large enough to require reporting in this column, nor did any of them receive any other compensation required to be reported in this column.

(3) The Company's practice is to make restricted stock awards earned in a particular year on or before March 15 of the following year. In the table, we show restricted stock awards granted for the 2001 bonus year, even though they may have been earned over a multi-year performance period, along with recognition and retention awards that may have been made during 2001. Restricted stock awards generally vest over a minimum period of three years. Dividend equivalents accrue on the restricted stock during the vesting period. As of December 31, 2001, the Named Officers as a group held an aggregate of 750,860 shares of restricted stock, with a value of $43,362,165 based on the closing market price of the Common Stock on

                                         (Footnotes continue on following page.)

    December 31, 2001. As of March 11, 2002, the record date for the Annual Meeting, all employees as a group, including the Named Officers, held an aggregate of 1,863,187 shares of restricted stock.

    The number and value of the shares of restricted stock held by the Named Officers at December 31, 2001, are as follows:

   NAMED OFFICER                                                 # OF SHARES      $ VALUE
   -------------                                                 ------------   -----------
   Reuben Mark.................................................    496,587      $28,677,899
   William S. Shanahan.........................................    112,293        6,484,921
   Lois D. Juliber.............................................     57,740        3,334,485
   Javier G. Teruel............................................     41,236        2,381,379
   Ian M. Cook.................................................     43,004        2,483,481

(4) Amounts include options granted pursuant to the Accelerated Ownership Feature of the 1997 Stock Option Plan. This feature promotes increased employee share ownership by encouraging the early exercise of options and the retention of shares. Under this feature, if an employee surrenders shares he or she already owns to pay the exercise price of a stock option or the related tax withholding, he or she receives a new option for the same number of shares surrendered. The exercise price of the new option is set at the then-current market price, and the new option has the same expiration date as the original option. Because the new, or reload, option is for the same number of shares as those surrendered, the Accelerated Ownership Feature does not increase the total number of shares and options held by an employee prior to the original option exercise. The shares received upon exercise of the original stock option in excess of the number of shares surrendered to pay the exercise price may not be sold for two years.

    The number of reload options included in the amounts shown in column (g) for 2001, 2000 and 1999, respectively, are as follows:

   NAMED OFFICER                                                 2001      2000       1999
   -------------                                                -------   -------   ---------
   Reuben Mark................................................    --        --         --
   William S. Shanahan........................................  271,289   615,800     651,694
   Lois D. Juliber............................................  222,192   279,930     134,455
   Javier G. Teruel...........................................    --      115,565      --
   Ian M. Cook................................................   79,210    33,446      18,181

  See also 2001 Individual Grants table on page 22.

                                         (Footnotes continue on following page.)

(5) With the exception of the Supplemental Savings & Investment Plan Company Match and the Bonus and Income Savings Account, amounts shown in All Other Compensation, column (i), and detailed in this footnote are paid pursuant to programs available to all employees. The dollar amount paid under each such program to the Named Officers in 2001 is as follows:

                                                                    SUPPLEMENTAL
                                 SAVINGS &                           SAVINGS &     VALUE OF     BONUS
                                 INVESTMENT                          INVESTMENT    COMPANY-      AND
                                    PLAN       RETIREE    SUCCESS       PLAN       PAID LIFE   INCOME
                                  COMPANY     INSURANCE   SHARING     COMPANY      INSURANCE   SAVINGS
   NAMED OFFICER                   MATCH       ACCOUNT    ACCOUNT      MATCH       PREMIUMS    ACCOUNT
   -------------                 ----------   ---------   -------   ------------   ---------   -------
   Reuben Mark.................    7,140       13,156      3,125      175,345       14,280     73,112
   William S. Shanahan.........    7,140       13,156      3,125      112,035       22,554     73,112
   Lois D. Juliber.............    7,140        7,309      3,125       54,607        5,922     78,089
   Javier G. Teruel............    7,140       13,156      3,125       33,754        7,369     73,112
   Ian M. Cook.................    7,140        6,578      3,125       27,697        2,257     78,711

    The amounts shown as Savings & Investment Plan Company Match, Retiree Insurance Account, Success Sharing Account and Bonus and Income Savings Account represent the value (at the time of allocation) of shares of Series B Convertible Preference Stock allocated to the Named Officers' accounts under the Savings and Investment Plan. Premium payments for life insurance were not made pursuant to split-dollar life insurance arrangements.

(6) In 1997, Mr. Mark received a multi-year stock option grant intended to cover the seven years from 1997 to 2003. Thus Mr. Mark did not receive any options in 1999, 2000 or 2001. The exercise prices of the 1997 options were set at premiums ranging from 10% to 70% over the market price of the Common Stock at the date of grant. In addition, the options were made subject to early expiration if the price of the Common Stock did not exceed certain market levels by certain dates.

(7) These amounts consist of benefits associated with Mr. Teruel's status as an expatriate employee and his relocation to the U.S. including housing, home leave, moving, local tax and other related allowances, offset by his payment of hypothetical taxes to the Company. Included in the amount Mr. Teruel received in 2001 was $125,267 in gross-up payments for tax liabilities incurred on reimbursed relocation-related expenses. The amount in 2000 included $124,769 in reimbursed temporary living and related expenses.

STOCK OPTIONS

    The following table shows information about stock options granted to the Named Officers in 2001. The table includes both new options granted in 2001 and reload options granted under the Accelerated Ownership Feature of the Company's 1997 Stock Option Plan described on page 20 in footnote 4. The use of the Accelerated Ownership Feature does not increase the total number of shares and options held by an employee. The Company did not grant any stock appreciation rights during 2001.

                             2001 INDIVIDUAL GRANTS

------------------------------------------------------------------------------------------------------------
                 (a)                     (b)          (c)          (d)           (e)          (f)
------------------------------------------------------------------------------------------------------------
                                                      % OF
                                                      TOTAL
                                                     OPTIONS
                                       NUMBER OF     GRANTED
                                       SECURITIES      TO
                                       UNDERLYING   EMPLOYEES   EXERCISE OR                GRANT DATE
                                        OPTIONS     IN FISCAL   BASE PRICE                   PRESENT
          EXECUTIVE OFFICER             GRANTED      YEAR        ($/SH)        EXP. DATE   VALUE ($)(2)
------------------------------------------------------------------------------------------------------------
 Reuben Mark                              --          --           --             --          --
------------------------------------------------------------------------------------------------------------
 William S. Shanahan
   9/01 Grant(1)                        285,000       3.63%       56.6750       9/17/11    3,206,706
   5/01 Reload Options                  271,289       3.46%       57.0500           (3)    1,397,464
                                        -------       -----                                ---------
   TOTAL                                556,289       7.09%                                4,604,170
------------------------------------------------------------------------------------------------------------
 Lois D. Juliber
   9/01 Grant(1)                        100,000       1.28%       56.6750       9/17/11    1,125,162
   10/01 Reload Options                 222,192       2.83%       58.2250           (4)    1,168,130
                                        -------       -----                                ---------
   TOTAL                                322,192       4.11%                                2,293,292
------------------------------------------------------------------------------------------------------------
 Javier G. Teruel
   9/01 Grant(1)                         90,000       1.15%       56.6750       9/17/11    1,012,644
                                        -------       -----                                ---------
   TOTAL                                 90,000       1.15%                                1,012,644
------------------------------------------------------------------------------------------------------------
 Ian M. Cook
   9/01 Grant(1)                         90,000       1.15%       56.6750       9/17/11    1,012,644
   5/01 Grant(5)                         30,000       0.38%       55.7500        5/3/11      485,254
   11/01 Reload Options                  33,701       0.43%       58.7000           (6)      178,622
   2/01 Reload Options                   45,509       0.58%       59.7500           (7)      245,522
                                        -------       -----                                ---------
   TOTAL                                199,210       2.54%                                1,922,042
------------------------------------------------------------------------------------------------------------

(1) The September 2001 option grants become exercisable in increments of one-third annually commencing on the first anniversary date of the option grant and become fully exercisable on the third anniversary date of the grant.

(2) Amounts shown are estimates of the value of the options calculated using a Black-Scholes-based option valuation model. The material assumptions and adjustments incorporated into the model include the exercise price of the option, the option term until exercise (ranging from two to seven years), an interest rate factor based on the U.S. Treasury rate over the option term (ranging from 3.3% to 4.4%), a volatility factor based on the standard deviation of the price of

                                         (Footnotes continue on following page.)

    the Common Stock (ranging from 22% to 33%) and a dividend rate based on the annualized dividend rate per share of Common Stock. The actual value of the options, if any, will depend on the extent to which the market value of the Common Stock exceeds the price of the option on the date of exercise. Management believes that the Black-Scholes model was not developed for the purpose of valuing employee stock options, particularly those having rights such as the Accelerated Ownership Feature. There can be no assurance that this Black-Scholes-based model will approximate the value the executive will actually realize.

(3) Includes the following options received pursuant to the Accelerated Ownership Feature: 69,943 expiring on 09/11/07; 52,895 expiring on 03/05/08; 63,189 expiring on 09/10/08; and 85,262 expiring on 09/09/09.

(4) Includes the following options received pursuant to the Accelerated Ownership Feature: 11,424 expiring on 09/01/03; 12,490 expiring on 09/07/04; 46,246 expiring on 09/05/06; 40,304 expiring on 09/11/07; 24,950 expiring on
    09/10/08; 58,417 expiring on 09/09/09; and 28,361 expiring on 09/14/10.

(5) This grant becomes exercisable in increments of one-third annually commencing on the fifth anniversary date of the option grant and becomes fully exercisable on the seventh anniversary date of the grant.

(6) Includes the following options received pursuant to the Accelerated Ownership Feature: 10,207 expiring on 09/10/08; and 23,494 expiring on 09/14/10.

(7) Includes the following options received pursuant to the Accelerated Ownership Feature: 2,539 expiring on 09/01/03; 2,435 expiring on 09/07/04; 10,797 expiring on 09/11/07; 20,295 expiring on 09/10/08; and 9,443 expiring on 09/09/09.

    The following table contains information about the Named Officers' exercises of stock options during 2001 and the number and value of any unexercised stock options they held as of December 31, 2001.

                   2001 OPTION EXERCISES AND YEAR-END VALUES

------------------------------------------------------------------------------------------------------------
                   (a)                        (b)            (c)             (d)             (e)
------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF
                                                                         SECURITIES        VALUE OF
                                                                         UNDERLYING       UNEXERCISED
                                                                         UNEXERCISED      IN-THE-MONEY
                                                                         OPTIONS AT        OPTIONS AT
                                             SHARES                      FY-END (#)        FY-END ($)
                                           ACQUIRED ON       VALUE       EXERCISABLE/     EXERCISABLE/
            EXECUTIVE OFFICER              EXERCISE (#)   REALIZED ($)  UNEXERCISABLE    UNEXERCISABLE
------------------------------------------------------------------------------------------------------------
 Reuben Mark                                  --              --          7,640,000/     194,215,350/
                                                                           1,560,000        9,002,422
------------------------------------------------------------------------------------------------------------
 William S. Shanahan                         325,482       4,664,161      1,077,597/       3,753,214/
                                                                             845,001        3,835,753
------------------------------------------------------------------------------------------------------------
 Lois D. Juliber                             264,008       1,616,072        219,299/         195,219/
                                                                             530,526        3,192,603
------------------------------------------------------------------------------------------------------------
 Javier G. Teruel                              6,464          19,351        187,100/       1,067,821/
                                                                             290,001        3,537,375
------------------------------------------------------------------------------------------------------------
 Ian M. Cook                                  99,932       1,942,600        120,704/         102,970/
                                                                             333,702        1,534,721
------------------------------------------------------------------------------------------------------------

    The Board of Directors has approved repurchases of Common Stock by the Company, at its discretion, from officers and directors of the Company, primarily as a vehicle for satisfying their tax obligations related to stock option exercises. Since March 2001, the Company has purchased Common Stock from Mr. Shanahan, Ms. Juliber, Mr. Cook and 10 other officers of the Company pursuant to such authorization. In most cases, these purchases were made for tax payment purposes in connection with stock option exercises under the Accelerated Ownership Feature, the use of which by an officer or director results in an increase in his or her share ownership. The Stock Repurchase Subcommittee of the P&O Committee, comprised of two non-employee directors (Jill K. Conway and Richard J. Kogan, the Chair and Deputy Chair of the P&O Committee, respectively), approves all such purchases.

RETIREMENT PLAN

    Eligible employees receive retirement benefits under the Colgate-Palmolive Company Employees' Retirement Income Plan (the 'Retirement Plan'). Under this plan, benefits are determined in accordance with one of two formulas: (i) the 'final average earnings' formula, the original formula under the Retirement Plan; or (ii) the Colgate Personal Retirement Account ('PRA') formula, which was added to the Retirement Plan on July 1, 1989.

    All salaried employees of the Company employed at June 30, 1989 were offered a one-time election to maintain the Retirement Plan's benefit under the 'final average earnings' formula by making monthly contributions of 2% of recognized earnings (described below in Table A, footnote 1) up to the Social Security wage base and 4% of recognized earnings in excess of the wage base. Employees who made this election are entitled at retirement to receive the greater of the benefit under the 'final average earnings' benefit formula or the benefit under the PRA formula. Employees who did not make this election are entitled at retirement to receive the benefit under the PRA formula. All of the Named Officers made this one-time election in 1989.

    The tables below show the estimated annual retirement benefit payable using these two formulas. Both tables include payments under the Supplemental Salaried Employees' Retirement Plan in excess of limitations under the Internal Revenue Code of 1986, as amended. Benefits payable under the Supplemental Employees' Retirement Plan are subject to a maximum of 70% of the sum of an individual's base salary at retirement and bonus for the calendar year immediately preceding retirement, less benefits payable under the basic Retirement Plan. Benefits are subject to an offset for Social Security and certain other benefits.

  FINAL AVERAGE EARNINGS FORMULA

    Table A shows the estimated maximum annual retirement benefit payable to employees (including the Named Officers) retiring in 2002 under the 'final average earnings' formula of the Retirement Plan. Benefits under this formula are computed by multiplying 'final average earnings' by the product of years of service and 1.8%.

                                    TABLE A
                                (EXPRESSED IN $)

----------------------------------------------------------------------------------------------
                                                     YEARS OF SERVICE(2)
                             -----------------------------------------------------------------
       REMUNERATION(1)         15        20         25          30          35          40
----------------------------------------------------------------------------------------------
           500,000           135,000   180,000     225,000     270,000     315,000     360,000
 ----------------------------------------------------------------------------------------------
           750,000           202,500   270,000     337,500     405,000     472,500     540,000
----------------------------------------------------------------------------------------------
         1,250,000           337,500   450,000     562,500     675,000     787,500     900,000
----------------------------------------------------------------------------------------------
         1,750,000           472,500   630,000     787,500     945,000   1,102,500   1,260,000
----------------------------------------------------------------------------------------------
         2,250,000           607,500   810,000   1,012,500   1,215,000   1,417,500   1,620,000
----------------------------------------------------------------------------------------------

(1) Remuneration equals 'final average earnings,' which is the average of an individual's highest 'recognized earnings' for any three consecutive years during the ten years immediately preceding retirement. For the Named Officers, 'recognized earnings' for 2002 is the sum of (i) the higher of the salary earned during 2001 (column (c) in the Summary Compensation Table on page 19) or the salary as of January 1, 2002 and (ii) the bonus paid during 2001 (column (d) in the Summary Compensation Table on page 19).

(2) The years of service credited under the Retirement Plan as of January 1, 2002 for the Named Officers are: Mr. Mark-38 years 7 months; Mr. Shanahan-36 years 5 months; Ms. Juliber-13 years 5 months; Mr. Teruel-30 years;
    Mr. Cook-25 years 10 months.

  PRA FORMULA

    Table B shows the estimated annual retirement benefit payable under the PRA formula for each of the Named Officers based on 2002 recognized earnings. These estimates assume no future increases in such earnings, an annuity rate of 7.5% and a retirement age of 65. If a Named Officer were to retire before reaching age 65, the benefit payable would be reduced substantially based on his or her age at retirement.

                                    TABLE B

---------------------------------------------------------------------
                                               YEAR      AMOUNT OF
                                              REACHING     LEVEL
NAMED OFFICER                                 AGE 65     ANNUITY ($)
---------------------------------------------------------------------
Reuben Mark                                     2004      1,210,118
---------------------------------------------------------------------
William S. Shanahan                             2005        790,570
---------------------------------------------------------------------
Lois D. Juliber                                 2014        403,801
---------------------------------------------------------------------
Javier G. Teruel                                2015        628,142
---------------------------------------------------------------------
Ian M. Cook                                     2017        596,240
---------------------------------------------------------------------

    Benefits under the PRA formula are determined as follows: On July 1, 1989, an account was established for each eligible person employed on June 30, 1989, with an opening balance equal to the greater of (i) the value of the pension then accrued under the 'final average earnings' formula or (ii) an amount equal to the sum of the monthly pay-based credits that would have been made to the employee's account had the PRA always been in effect. Thereafter, monthly pay-based credits accumulate in the employee's account. These credits equal a percentage of the employee's monthly recognized earnings determined in accordance with the following formula:

                                                          UP TO 1/4 OF       OVER 1/4 OF
                                                         SOCIAL SECURITY   SOCIAL SECURITY
                   YEARS OF SERVICE                         WAGE BASE         WAGE BASE
                   ----------------                      ---------------   ---------------
0-9....................................................       2.50%             3.75%
10-14..................................................       3.00%             4.50%
15-19..................................................       4.00%             6.00%
20-24..................................................       5.35%             8.00%
25 or more.............................................       7.50%            11.25%

    The employee's account receives a monthly credit for interest at an annual rate of 2% over the current six-month Treasury bill rate, adjusted quarterly. This rate was 4% in the first quarter of 2002 and 8% in the first quarter of 2001. The Company also establishes PRA accounts for all eligible employees hired on or after July 1, 1989, which receive monthly credits as described above.

EXECUTIVE SEVERANCE PLAN AND OTHER ARRANGEMENTS

    The Company has an Executive Severance Plan (the 'Severance Plan'), which the Board of Directors adopted effective September 14, 1989, and last amended as of June 14, 2001. The Severance Plan, which is administered by the P&O Committee, is designed to provide participants with reasonable compensation if their employment is terminated in certain defined circumstances, primarily following a change of control of the Company. The P&O Committee selects participants from among the executive officers and other key personnel of the Company and has selected the Named Officers, among others, as participants. In addition to the Severance Plan, the Company has incorporated other arrangements relating to a change of control in its benefit plans, as described below.

  SEVERANCE PLAN

    Under the Severance Plan, if at any time within two years of a change of control of the Company (as defined in the Severance Plan) a participant terminates employment due to an adverse change in the conditions of employment or the Company terminates the participant's employment, the participant is entitled to receive an amount equal to (i) between 12 and 36 months of compensation, plus (ii) a prorated cash bonus under the Executive Incentive Compensation Plan for the period prior to termination. This amount is paid in a lump sum, unless an outside accounting firm determines that a lump sum payment under the Severance Plan would cause the participant to exceed the statutory limit and subject the participant to tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such event, the participant receives a reduced amount that results in net after-tax payments that are equal to or greater than the amount that would have been received following payment of the lump sum. If, however, the amount due under the Severance Plan causes the participant to exceed the statutory limit by more than 10%, then the participant receives such amount plus a gross-up payment that is sufficient to satisfy the
Section 4999 tax and any related taxes. No severance payments are required if a participant is terminated for cause, which is defined as serious willful misconduct likely to result in material economic damage to the Company. For purposes of (i) above, compensation means the participant's base salary as of the termination date plus his or her highest bonus award under the Executive Incentive Compensation Plan within the last five years.

    In addition, whether or not a change of control has occurred, if the Company terminates the employment of a Severance Plan participant at its convenience, the Company must continue to pay the participant's base salary and certain benefits for a period ranging from nine to 36 months. The Company is not required to make these payments if it terminates the participant's employment for cause or if the participant voluntarily terminates his or her employment. The period during which the Company continues salary and benefits payments ends when the participant turns 65 or attains 85 years of combined age and service with the Company.

  OTHER ARRANGEMENTS

    Other arrangements relating to a change of control in the Company's benefit plans are as follows. Under the Company's stock option plans, stock options held by employees that are not yet exercisable become exercisable upon a change of control. Under the Non-Employee Director Stock Option Plan, stock options held by non-employee directors that are not yet exercisable become exercisable upon a change in control. Alternatively, non-employee directors may surrender their options to the Company in exchange for a payment equal to the difference between the exercise price of the options and the Common Stock's current value. Restricted stock awards made under the current Executive Incentive Compensation Plan, which was approved by stockholders on May 5, 1999, vest as follows: (i) in the case of performance-based awards, upon a change of control; and (ii) in the case of all other awards, upon a termination of employment that occurs within two years of a change of control (as discussed above under 'Severance Plan'). All restricted stock awards made prior to May 5, 1999 vest upon a change of control. With respect to the Supplemental Salaried Employees' Retirement Plan, which is an unfunded plan, the Company has arranged for a letter of credit that requires the issuing bank to fund the accrued benefits payable under this plan if the Company refuses to pay these benefits after a change of control. Funding is to be made by payments to a trust, which currently is subject to the claims of the Company's creditors if the Company becomes insolvent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the P&O Committee during 2001 were Mrs. Conway and Messrs. Ferguson, Johnson, Kogan and Lewis. None of these persons is an employee of the Company, and none has any direct or indirect material interest in or relationship with the Company or any of its subsidiaries. None of the executive officers of the Company has served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors or the P&O Committee.

P&O COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW OF COMPENSATION PHILOSOPHY AND PROGRAM

    The Company's executive compensation programs are designed to:

       Support the Company's business goals of fostering profitable growth and increasing shareholder value.

       Align the interests of executives and stockholders through the use of stock-based compensation plans.

       Attract, retain and motivate high-caliber executives.

       Pay for performance by linking compensation to achievement of established goals and objectives.

       Pay competitively with other leading consumer products and industrial companies.

    The P&O Committee, which is made up entirely of non-employee directors, oversees the Company's compensation practices. It reviews and recommends the compensation of Reuben Mark, the Chairman and Chief Executive Officer, subject to the approval of the other non-employee directors of the Board. In addition, the P&O Committee reviews and approves, and the Board ratifies, the compensation of the other executive officers of the Company.

    To help it in its role of overseeing compensation practices, the P&O Committee makes use of Company resources and also periodically retains the services of independent compensation consultants, including Hewitt & Associates and Towers Perrin, to assist in assessing the competitiveness of the Company's executive compensation program.

    The Company also has designed its compensation programs to maximize the tax deductibility of compensation paid to executive officers to the extent possible consistent with the need to attract and retain high-caliber executives.

    The Company measures the competitiveness of its compensation programs against a comparison group of other leading companies, referred to in this report as the 'Comparison Group.' The Comparison Group consists primarily of consumer products companies but also includes other kinds of industrial companies to better represent the market for executive talent in which the Company competes. The P&O Committee reviews and approves the companies in the Comparison Group, which are selected and updated periodically by the Company's Human Resources department based on the recommendations of independent compensation consultants.

    The key components of compensation used by the Company are:

       Base salary

       Annual performance-based incentives, which are usually paid in the form of cash bonuses, and

       Long-term performance-based incentives, which include stock options and restricted stock grants.

    This report discusses each of these components of compensation as applied to the executive officers generally and then concludes with a separate discussion of Mr. Mark's compensation.

  BASE SALARY

    The Company sets the midpoint of the salary range for executive officers at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. The direct manager of each officer recommends whether to grant the officer an annual salary increase based on the following factors:

       Individual performance

       Business unit performance, where applicable

       Assumption of new responsibilities

       The Company's overall annual salary budget guidelines

       Other performance measures, such as improvements in customer service, faster product development, improvements in market share of Colgate brands, global expansion and productivity increases

       Competitive data from the Comparison Group

    In 2001, salaries for executive officers as a group were above the median of the Comparison Group for similar jobs.

  ANNUAL PERFORMANCE-BASED INCENTIVES -- CASH BONUS

    Executive officers are eligible for cash bonuses under the Company's Executive Incentive Compensation Plan (the 'EICP'). The guidelines for bonus awards to certain designated executives and other executive officers are as follows.

  Designated Executives

    The 'Designated Executives' for EICP cash bonuses are the Chief Executive Officer, the Chief Operating Officer, the Chief Growth Officer, the Executive Vice President and President-North America and the four executive officers who report directly to the Chief Executive Officer. Designated Executives' annual EICP cash bonuses are paid only if the Company attains one or more specific performance measures established by the P&O Committee no later than the 90th day of the applicable year. In 2001, the pre-established performance measure was an earnings-per-share goal. The EICP cash bonus for each Designated Executive is set by a formula that takes into account the extent to which the Company has achieved the earnings-per-share goal. Additionally, a supplemental award may be made if the Company's earnings-per-share growth, as compared to the earnings-per-share growth of the companies included in the peer company index (see page 17), meets certain requirements. The P&O Committee has discretion only to adjust awards downward.

    Each Designated Executive is assigned threshold, target and maximum bonus award opportunities for his or her EICP cash bonus. The targets are set generally at the median of the Comparison Group.

    In 2001, the Company exceeded its earnings-per-share goal. In addition, the Company's earnings-per-share growth relative to the peer group companies qualified the Designated Executives for a supplemental award. Since the formula generated cash bonuses that exceeded the limit of two times target plus the supplemental award, the Board reduced the awards to the Designated Executives to this amount.

  Other Executive Officers

    Bonuses for executive officers other than Designated Executives are determined by a formula that is based on:

       The financial performance of the Company as a whole or the business unit to which an executive is assigned.

       The achievement of individual and team goals.

    Financial performance measures are based on the budgetary process. Adjustments are permitted to take account of unusual items beyond the control of the Company or business unit involved. For 2001, the Company-wide financial performance measure was an earnings-per-share goal, which applied to all executive officers with corporate-wide responsibilities. The business unit financial measures were sales and profit, which applied to all officers with specific business unit responsibilities.

    Executive officers other than the Designated Executives are also assigned threshold, target and maximum bonus award opportunities based on their grade levels. Target award opportunities are set generally at the median of the Comparison Group. If the Company or business unit exceeds its earnings-per-share or sales and profit goals, above-target bonuses may be granted. If the minimum financial goals are not met, bonuses, if any, may be below the target level.

    During 2001, the Company exceeded its earnings-per-share goal, and most business units exceeded their sales and profit goals. EICP cash bonuses for the executive officers were generally above target.

  LONG-TERM PERFORMANCE-BASED INCENTIVES

    The Company uses two types of long-term performance-based incentives: stock options and restricted stock awards under the Long-Term Global Growth Program of the EICP. The purpose of these grants is to encourage and reward the long-term growth and performance of the Company. In addition, from time to time, the Company grants stock options and restricted stock awards for special recognition and retention purposes. The Company does not take into account the amount or terms of existing stock holdings of executive officers in making decisions to award stock options or restricted stock.

  Stock Option Awards

    Stock option awards are granted under the 1997 Stock Option Plan. The number of stock options granted is based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. Since the Company and the P&O Committee view the granting of stock options as a way to obtain competitive compensation advantage, the Company's strategy is to set target award levels between the median and the seventy-fifth percentile of the Comparison Group. Actual awards may vary from the target based on individual performance, business unit performance or the assumption of increased responsibilities.

    Generally, the Company grants stock options on an annual basis. If the Company performs poorly during a given year, however, the P&O Committee may decide not to grant stock options.

    The key terms of the stock options granted annually by the Company are:

       The exercise price of the options is equal to the market price of the Common Stock on the date of grant.

       The options have a ten-year term.

       The options vest in equal annual installments over three years.

    During 2001, stock option awards to executive officers as a group were consistent with the Company's target award levels.

  Restricted Stock Awards

    Restricted stock awards are made under the Long-Term Global Growth Program of the EICP to Designated Executives and other executive officers. Generally, these awards vest three years from the date of the award and are forfeited if the recipient terminates his or her employment with the Company prior to the end of the three-year vesting period.

    Guidelines for restricted stock awards to certain Designated Executives and other executive officers are as follows.

  Designated Executives

    For purposes of the Long-Term Global Growth Program, the term 'Designated Executives' includes some of the Division Presidents as well as the executive officers listed as Designated Executives in the 'Annual Performance-Based Incentives -- Cash Bonus' section above. Restricted stock awards for Designated Executives are granted based on whether the Company achieves targeted levels of growth in compounded annual net sales and earnings per share over a three-year measurement period.

    Each year a Designated Executive is assigned a threshold, target and maximum award opportunity that is realizable if the Company meets or exceeds the targeted net sales and earnings-per-share growth over the following three years. The target award opportunities are set in dollars as a percentage of salary, except for the Chief Executive Officer's target, which is expressed as a specific number of shares of Common Stock. Target awards range from approximately the median to the seventy-fifth percentile of the Comparison Group.

    At the end of the measurement period, if the performance targets are met, awards are made in the form of restricted stock based on the fair market value of the Common Stock on the date the award is made. As noted, these awards generally vest after three years and are conditioned on the employee's continued employment by the Company. Grants of awards are subject to the discretion of the P&O Committee.

    Designated Executives received restricted stock awards under the Long-Term Global Growth Program for 2001 based on sales and earnings-per-share growth over the 1999 through 2001 measurement period, which exceeded the applicable goals. These awards were above target.

  Other Executive Officers

    Restricted stock awards are granted to other executive officers under the Long-Term Global Growth Program in accordance with the procedures for the Designated Executives described above, except that supplemental measures relating to the Company's business fundamentals may be taken into account from time to time. These performance measures may be adjusted for unusual items beyond the control of the Company or business unit involved.

    The P&O Committee granted restricted stock awards to executive officers other than the Designated Executives under the Long-Term Global Growth Program for 2001 based on sales and earnings-per-share growth over the 1999 through 2001 measurement period, which exceeded the applicable goals. These awards were above target.

RECOGNITION AND RETENTION AWARDS

    The P&O Committee also has the authority under the EICP to make non-performance-based awards of cash, common stock, restricted stock or a combination thereof. These awards are not deductible to the extent that they exceed the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code. In 2001, the P&O Committee granted discretionary restricted stock awards to certain Designated Executives and executive officers to help ensure the retention of these executives.

2001 CHIEF EXECUTIVE OFFICER COMPENSATION

    The P&O Committee reviews and recommends the compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the directors of the Company other than Mr. Mark, all of whom are non-employee directors.

  SALARY

    As discussed in the 'Base Salary' section above, the midpoint of the salary range for executive officers is set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. In setting Mr. Mark's base salary for 2001, the P&O Committee considered the following key factors: the Company's pre-established guidelines for determining salary increases, the Company's success in exceeding its sales and profit goals in 2000, the salaries of other CEOs in the Comparison Group and Mr. Mark's individual performance and contributions to the continuing success and increased value of the Company. During 2001, the P&O Committee increased Mr. Mark's annual salary by 10.3%. Mr. Mark's salary is above the median of the Comparison Group.

  ANNUAL CASH BONUS

    As discussed above in the 'Annual Performance-Based Incentives -- Cash Bonus' section, the Chief Executive Officer's annual EICP cash bonus, like that of the other Designated Executives, is payable based upon the successful attainment of specific performance measures established in advance by the P&O Committee, subject to the P&O Committee's discretion to adjust the award downward. During 2001, the Company exceeded its earnings-per-share goal. In addition, the Company's earnings-per-share growth relative to the peer group qualified Mr. Mark, along with the other Designated Executives, for a supplemental award. The award generated by the formula exceeded the limit of two times target plus the supplemental award. Therefore, the Board reduced the calculated award from $3,569,691 to $3,475,191, an amount within the formula limit. This represents a 10.7% increase from the prior year. Total cash awards for the Chief Executive Officer and all executive officers as a group exceeded median bonus levels of the Comparison Group.

  RESTRICTED STOCK AWARD

    Mr. Mark is also eligible for restricted stock awards under the Company's Long-Term Global Growth Program described above. Mr. Mark's target award opportunity under this program is established in shares of Common Stock rather than cash. For the measurement period 1999 through 2001, it was 97,200 shares. As discussed above, the P&O Committee granted restricted stock awards to Designated Executives and executive officers under the Long-Term Global Growth Program for 2001 based on sales and earnings-per-share growth over the 1999 through 2001 measurement period. Mr. Mark was granted 113,328 shares of restricted stock for the 1999 through 2001 measurement period. The Chief Executive Officer and all executive officers as a group received an award above target based on a pre-established formula relating sales and earnings-per-share growth to target.

  STOCK OPTIONS

    Mr. Mark did not receive a stock option grant in 2001.

CONCLUSION

    In summary, the P&O Committee believes that executive performance significantly influences Company performance. Therefore the P&O Committee's approach to executive compensation is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided that there is appropriate downside risk if performance targets are not met.

    The foregoing report has been furnished by Mrs. Conway (Chair) and Messrs. Ferguson, Johnson, Kogan and Lewis.

INDEPENDENT PUBLIC ACCOUNTANTS

DISCUSSION OF INDEPENDENT AUDITORS

    Your Board and management are committed to the quality, integrity and transparency of the Company's financial reports. This commitment is extensively reflected in the Company's long-standing policies and procedures, including a global Code of Conduct governing ethical behavior by employees, a worldwide internal audit group monitoring financial controls and reporting, independent auditors who are given free reign and an independent Audit Committee overseeing these areas.

    The independent auditors play an important part in this system of financial control; Arthur Andersen LLP has served in this capacity for Colgate for many years. Management and the Board of Directors have been consistently satisfied with the quality, integrity and professionalism of the Audit team that audited Colgate around the world.

    Following a careful review of recent events involving Arthur Andersen and in accordance with the recommendation of the Audit Committee, the Board of Directors has issued a Request for Proposal to choose independent auditors for the fiscal year ending December 31, 2002. This process will provide a comprehensive opportunity to determine which of the major global audit firms is most capable of serving as the Company's independent auditors.

    The Board expects to complete this process within three months. At that time, the Board intends to convene a special meeting of the stockholders of the Company seeking ratification of the Board's selection of independent auditors.

2001 INDEPENDENT AUDITORS FEES

    The fees paid or expected to be paid to Arthur Andersen for professional services for audit and non-audit services provided to the Company during 2001 are set forth below. The Audit Committee has considered whether the provision of non-audit services (as described below) by the independent auditors to the Company is compatible with maintaining the auditor's independence.

    AUDIT FEES

    The aggregate fees billed or expected to be billed by Arthur Andersen for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year are $4,678,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen provided no information technology services relating to financial information systems design and implementation during the fiscal year ended December 31, 2001.

    ALL OTHER FEES

    The aggregate fees for services rendered by Arthur Andersen to the Company, other than the services described above under 'Audit Fees', for the fiscal year ended December 31, 2001 are $3,138,000. These fees are for audits of employee benefit plans and tax advice and filing guidance in various tax jurisdictions around the world.

OTHER MATTERS

    Representatives of Arthur Andersen are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions regarding the audit of the Company's financial statements for the fiscal year ended December 31, 2001.

PROPOSALS REQUIRING YOUR VOTE

    The following two proposals will be presented at the meeting for your vote. Space is provided in the accompanying proxy card to approve, disapprove or abstain from voting on each of the proposals. If you vote using the telephone or Internet, you will be instructed how to approve, disapprove or abstain from voting on these proposals.

PROPOSAL 1: ELECTION OF DIRECTORS

    The Board has nominated nine people for election as directors at the Annual Meeting. All nominees are currently serving as directors of the Company and, with the exceptions of Messrs. Gutierrez and Lewis, were elected at the 2001 Annual Meeting. If you elect them, they will hold office until the next Annual Meeting or until their successors have been elected and qualified.

    The nominees are Jill K. Conway, Ronald E. Ferguson, Carlos M. Gutierrez, Ellen M. Hancock, David W. Johnson, Richard J. Kogan, Delano E. Lewis, Reuben Mark and Howard B. Wentz, Jr. Biographical information regarding the nominees appears on pages 8-11 of this Proxy Statement.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE.

PROPOSAL 2: STOCKHOLDER PROPOSAL

    The Comptroller of New York City, 1 Centre Street, New York, New York 10007, as custodian and trustee of the New York City Employees' Retirement System and the New York City Teachers' Retirement Systems, owner of 1,462,750 shares of Common Stock, has informed the Company in writing that they intend to offer the following resolution for consideration at the Annual Meeting. The Connecticut Retirement Plans and Trust Funds, owner of 418,480 shares of Common Stock, and the Sisters of Providence, owner of 1,500 shares of Common Stock, have co-sponsored this resolution.

    Whereas, Colgate-Palmolive Company has extensive overseas operations, and

    Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based corporations has led to an increased public awareness of the problems of child labor, 'sweatshop' conditions, and the denial of labor rights in U.S. corporate overseas operations, and

    Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

    Whereas, a number of corporations have implemented independent monitoring programs with respected human rights and religious organizations to strengthen compliance with international human rights norms in subsidiary and supplier factories, and

    Whereas, these standards incorporate the conventions of the United Nations'
       International Labor Organization (ILO) on workplace human rights which include the following principles:

       1) All workers have the right to form and join trade unions and to bargain collectively. (ILO Conventions 87 and 98)

       2) Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135)

       3) There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin, or other distinguishing characteristics. (ILO Convention 100 and 111)

       4) Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and 105)

       5) There shall be no use of child labor. (ILO Convention 138), and,

    Whereas, independent monitoring of corporate adherence to these standards is essential if consumer and investor confidence in our company's commitment to human rights is to be maintained,

    Therefore, be it resolved that the company commit itself to the full implementation of a code of corporate conduct based on the aforementioned ILO human rights standards by its international suppliers and in its own international production facilities and commit to a program of outside, independent monitoring of compliance with these standards.

Your Board of Directors unanimously recommends a vote AGAINST the stockholder proposal for the following reasons:

    Colgate-Palmolive Company fully supports and adheres to the workplace human rights principles and standards advocated by the proponent. The Company has a long-standing and well-recognized record of its support of human rights for its employees, its business partners and their employees and in the communities where Colgate does business worldwide. Colgate developed and implemented a code of corporate conduct, as the proponent recommends, long before others, which it supports through rigorous and effective internal monitoring programs and systems. As a result, management believes that the outside monitoring program advocated by the proponent for Colgate is both unnecessary and impractical. Such an effort would divert important Company resources away from, rather than advance, the very goals advocated by the proponent.

    The Company's commitment to workplace human rights is reflected in the Company's 'Code of Conduct,' first adopted 15 years ago and most recently updated in January 2000. All Colgate employees receive a copy of the Code, which is translated into a variety of languages, and officers and key employees regularly certify compliance with the Code by themselves and their organizations. Additionally, the Code is available in hard copy to vendors and others upon request, and the Code will be posted on Colgate's website.

    The Code of Conduct expresses Colgate's unequivocal position supporting workplace human rights. The Company is committed to equal opportunity for employees at all levels, a safe and healthy workplace, the payment of fair wages, opportunities for employees to improve their skills and respect for employees' freedom of association. Not only does the Company live by these standards in its own facilities, but the Company also strives to work with business partners who abide by the same standards.

    The Company does not tolerate in its own operations, nor will it knowingly work with any supplier or contractor operating with, unacceptable worker treatment, such as the exploitation of children, physical punishment, female abuse, involuntary servitude, or other forms of workplace abuse. To strengthen compliance with these standards by third-party suppliers, the Company has added provisions in its global supply contracts and purchase orders requiring compliance with all applicable labor and equal-employment laws and Colgate standards. To reinforce these contractual commitments, Colgate recently initiated a policy of providing its suppliers, contractors and vendors with copies of the Company's Code of Conduct.

    Colgate has a Global Business Practices function, headed by an executive officer, which oversees compliance with the standards described above and related auditing and enforcement of these standards. The Global Business Practices function also supports a global training effort and maintains a telephone, facsimile and e-mail hotline through which employees may report suspected violations of the Code of Conduct. In addition, the Company has other auditing programs that address ILO issues, including a program to periodically audit all of its manufacturing and research facilities worldwide for compliance with local law and Colgate standards governing the environment and occupational health and safety. An independent third-party consultant, Environmental Resources Management, Inc., has reviewed and confirmed the reliability and objectivity of this audit program.

    Colgate has demonstrated its leadership in the area of human rights in many ways. The Company recently joined nine other multinational companies and organizations as a charter signatory to the Global Sullivan Principles. (It should be noted that the California Public Employee Retirement System (CalPERS), the nation's largest public pension fund, has selected four investment firms to manage its foreign funds in accordance with the Global Sullivan Principles.) Colgate has been recognized by the former Council on Economic Priorities for its accomplishments in the areas of equal opportunity, charitable giving, environment, the advancement of women and minorities, and the working environment. The U.S. Department of Labor has also recognized the Company for its programs promoting the advancement of women, minorities and people with disabilities.

    The Company has a long-standing commitment to human rights and fair workplace standards, a firm position in this regard with respect to our suppliers and a well-developed compliance process. The unnecessary monitoring program advocated by the proponent would in no way enhance Colgate's efforts in this regard. Rather, management believes that adoption of the proposal would result in a needless diversion of resources that could be better used to enhance shareholder value and to advance the human rights and workplace standards the proponent seeks to promote.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL.

OTHER INFORMATION

FUTURE STOCKHOLDER PROPOSALS

    Under the rules of the Securities and Exchange Commission, if you wish us to include a proposal in the proxy statement for next year's Annual Meeting of Stockholders, we must receive it no later than November 27, 2002.

    Under the Company's By-Laws, if you wish to submit a proposal for consideration at next year's Annual Meeting, the Secretary of the Company must receive your proposal at least 60 days but not more than 90 days prior to the date of the meeting. Generally, the Company holds its Annual Meeting of Stockholders during the first or second week of May. Your proposal also must comply with certain information requirements set forth in the Company's By-Laws. You may obtain a copy of our By-Laws from the Secretary. These requirements apply to any matter that a stockholder wishes to raise at the Annual Meeting other than pursuant to the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934. The deadline for receiving proposals for consideration at this year's Annual Meeting was March 9, 2002.

NOMINATIONS FOR DIRECTOR

    The Committee on Directors will consider nominees recommended by stockholders for election as directors. Nominations by stockholders must be in writing and made in accordance with the information and timely notice requirements of the Company's By-Laws. The deadlines for nominations for this year's and next year's Annual Meetings are described above under 'Future Stockholder Proposals'.

COST AND METHODS OF SOLICITING PROXIES

    We pay the cost of soliciting proxies for the meeting. Proxies may be solicited in person by our employees, or by mail, courier, telephone, facsimile or e-mail. In addition, we have retained D.F. King & Co. Inc. to solicit proxies by mail, courier, telephone, facsimile and e-mail and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. We will pay a fee of approximately $22,000 to D.F. King & Co. plus expenses for these services.

OTHER BUSINESS

    As of the date of this Proxy Statement's printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by others. However, if any other business should come before the meeting, the directors designated as the Proxy Committee in the enclosed proxy card have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary

                                                                      APPENDIX A

                           COLGATE-PALMOLIVE COMPANY
                            AUDIT COMMITTEE CHARTER

    There shall be an Audit Committee (the Committee) which will assist the Board of Directors in the areas of responsibility outlined below. The Committee will consist of at least three outside Directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

I. GENERAL RESPONSIBILITIES

 1. Maintain open communications with the internal auditors, the independent accountants, management, and the Board of Directors.

 2. Report Committee actions to the full Board of Directors and make appropriate recommendations.

 3. In its discretion, conduct or authorize investigations into matters within its scope of responsibility and, if the Committee deems appropriate, retain independent counsel, accountants or other experts to assist in the conduct of any such investigations.

 4. Meet at least four times each year, or more frequently as circumstances require. The Chair of the Committee may call a Committee meeting whenever deemed necessary. The Chair of the Committee should develop, in consultation with management when appropriate, the Committee agenda. The Committee may ask members of management or others to attend meetings and may request any information it deems relevant from management.

 5. Prepare the Audit Committee report required by the Securities and Exchange Commission to be included in the Company's annual Proxy Statement and take any other actions required of the Committee by law, applicable regulations, or as may be requested by the Board of Directors.

 6. Meet with the Director of Internal Audit, the Company's independent accountants and management in executive sessions to discuss any matters the Committee or these persons or groups believe should be discussed privately.

 7. Review and reassess the adequacy of the Committee's Charter annually.

 8. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the Director of Internal Audit or the independent accountants.

 9. Review periodically with the general counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, operations, compliance policies and programs.

10. Review with management the activities of the Global Business Practices function, including its monitoring of compliance with the Company's Code of Conduct.

11. Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

12. Recommend to the Board of Directors restrictions on the Company's hiring of employees of the independent accountants who were engaged on the Company's account.

13. Review with management, the Director of Internal Audit and the independent accountants disclosures of insider and affiliated party transactions.

II. RESPONSIBILITIES REGARDING THE ENGAGEMENT OF THE INDEPENDENT ACCOUNTANTS AND THE APPOINTMENT OF THE INTERNAL AUDITOR.

 1. Review and recommend to the Board of Directors the independent accounting firm to be selected to audit the annual financial statements and review the quarterly financial statements of the Company. The Committee will also review and approve fees paid to the independent accountants and review and approve dismissal of the independent accountants.

 2. Review the experience and qualifications of the senior members of the independent accountants' audit team.

 3. Review and approve requests for any management consulting engagements to be performed by the independent accountants.

 4. Review and concur in the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

 5. Ensure the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; discuss with the independent accountants any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company's independent accountants; and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent accountants' independence.

III. RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF FINANCIAL STATEMENTS.

 1. Request the independent accountants to confirm that they are accountable to the Board of Directors and the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

 2. Review with management significant risks and exposures identified by management and management's steps to minimize them.

 3. Review the scope of the internal and external audits with the Director of Internal Audit and the independent accountants.

 4. Review with management, the independent accountants and the Director of Internal Audit:

    a. The Company's internal controls, including computerized information system controls and security.

    b. Any significant findings and recommendations made by the independent accountants or internal audit.

 5. After the completion of the annual audit examination, review with management and the independent accountants:

    a. The Company's annual financial statements and related footnotes.

    b. The independent accountants' audit of and report on the financial statements.

    c. The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

    d. Any significant difficulties or disputes with management encountered during the course of the audit.

    e. The effect of accounting initiatives.

    f. The effect of off-balance sheet structures, if any, on the Company's financial statements and on unconsolidated subsidiaries.

    g. Any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

    h. Any other matters about the audit procedures or findings that Generally Accepted Auditing Standards (GAAS) require the auditors to discuss with the Committee.

 6. Review with management and the Director of Internal Audit:

    a. Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

    b. Any changes to the planned scope of the internal audit plan that the Committee thinks advisable.

    c. The internal audit department's budget and staffing.

                         [Colgate-Palmolive Logo]








                          NOTICE OF ANNUAL MEETING
                     OF STOCKHOLDERS AND PROXY STATEMENT



[Recycled Logo] Printed on Recycled Paper

                                                                     APPENDIX 1


                           COLGATE-PALMOLIVE COMPANY
                      300 Park Avenue, New York, NY 10022

                   Proxy Solicited by the Board of Directors
                       for Annual Meeting on May 8, 2002

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, JILL K. CONWAY and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 8, 2002 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

                                     (Continued and to be signed on other side.)

P

R

O

X

Y

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                                 ANNUAL MEETING
                                       OF
                     COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                             Wednesday, May 8, 2002
                                Marriott Marquis
                                   10:00 a.m.
                               Broadway Ballroom
                                 1535 Broadway
                           (45th Street and Broadway)
                               New York, NY 10036

     Your vote is important to us. You may vote your proxy either by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the meeting. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by our outside tabulator, EquiServe Trust Company, N.A.

     If you plan to attend the meeting, please fill out and mail separately the enclosed ticket request.

[X] Please mark your
    votes as in this                                                       0124
    example.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations as set forth below.


-------------------------------------------------------------------------------
              The Board of Directors recommends a vote FOR Item 1.
-------------------------------------------------------------------------------

                       FOR     WITHHELD
1. Election of        [  ]      [  ]       Election of Directors, Nominees:
   Directors.
                                           01. J.K. Conway
                                           02. R.E. Ferguson
                                           03. C.M. Gutierrez
                                           04. E.M. Hancock
                                           05. D.W. Johnson
                                           06. R.J. Kogan
                                           07. D.E. Lewis
                                           08. R. Mark
                                           09. H.B. Wentz, Jr.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            The Board of Directors recommends a vote AGAINST Item 2.
-------------------------------------------------------------------------------

                                                      FOR     AGAINST    ABSTAIN
2. Stockholder Proposal on                            [  ]      [  ]       [  ]
   Workplace Human Rights.


In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SIGNATURE(S)                               DATE


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

     Vote by Internet--www.eproxyvote.com/cl

     Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter the voter control number located in the box above.

     Vote by Phone--1-877-779-8683

     Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you call. You will be prompted to enter the voter control number located in the box above and then follow the simple instructions you are given.

     Vote by Mail

     Detach the above proxy card. Mark, sign and date the card and then return it using the enclosed postage-paid reply envelope.

Colgate-Palmolive Chile                    Colgate-Palmolive PR
One Plus One Saving Plan                 Savings and Investment Plan

Colgate-Palmolive France                 Colgate-Palmolive Compania
Stock/Savings Plan                          Stock/Savings Plan

Colgate-Palmolive Germany                 Colgate-Palmolive, C.A.
Stock/Savings Plan                              Stock Plan

Colgate-Palmolive Phils., Inc.          Colgate-Palmolive Malaysia
Stock/Savings Plan                    Employee Stock Ownership Plan

To: Plan Participants

         As a participant in one of the Plans listed above, you may direct the manner in which shares of Colgate-Palmolive Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted at the annual meeting of stockholders of Colgate-Palmolive Company to be held in New York, New York on May 8, 2002 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Colgate-Palmolive Stock Fund will be voted in the same proportion as shares for which instruction cards are received.

                                     (Continued and to be signed on other side.)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[X] Please mark your
    votes as in this                                                       3843
    example.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations as set forth below.

-------------------------------------------------------------------------------
              The Board of Directors recommends a vote FOR Item 1.
-------------------------------------------------------------------------------

                       FOR     WITHHELD
1. Election of        [  ]      [  ]       Election of Directors, Nominees:
   Directors.
                                           01. J.K. Conway
                                           02. R.E. Ferguson
                                           03. C.M. Gutierrez
                                           04. E.M. Hancock
                                           05. D.W. Johnson
                                           06. R.J. Kogan
                                           07. D.E. Lewis
                                           08. R. Mark
                                           09. H.B. Wentz, Jr.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            The Board of Directors recommends a vote AGAINST Item 2.
-------------------------------------------------------------------------------

                                                      FOR     AGAINST    ABSTAIN
2. Stockholder Proposal on                            [  ]      [  ]       [  ]
   Workplace Human Rights.

In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SIGNATURE(S)                               DATE




-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


     Vote by Internet--www.eproxyvote.com/cl1

     Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter the voter control number located in the box above.

     Vote by Phone--201-536-8073

     Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you call. You will be prompted to enter the voter control number located in the box above and then follow the simple instructions you are given. The Company will pay all telephone charges.

     Vote by Mail

     Detach the above proxy card. Mark, sign and date the card and then return it using the enclosed postage-paid reply envelope.

                          Colgate-Palmolive Australia
                             Employee Share Scheme

                      Colgate-Palmolive Dominican Republic
                               Stock/Savings Plan

                             Colgate-Palmolive U.K.
                               Stock/Savings Plan

                           Colgate-Palmolive Ireland
                           Share Participation Scheme

To: Plan Participants

         As a participant in one of the Plans listed above, you may direct the manner in which shares of Colgate-Palmolive Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders of Colgate-Palmolive Company to be held in New York, New York on May 8, 2002 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will not be voted.


                                     (Continued and to be signed on other side.)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[X] Please mark your
    votes as in this                                                       5630
    example.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations as set forth below.

-------------------------------------------------------------------------------
              The Board of Directors recommends a vote FOR Item 1.
-------------------------------------------------------------------------------

                       FOR     WITHHELD
1. Election of        [  ]      [  ]       Election of Directors, Nominees:
   Directors.
                                           01. J.K. Conway
                                           02. R.E. Ferguson
                                           03. C.M. Gutierrez
                                           04. E.M. Hancock
                                           05. D.W. Johnson
                                           06. R.J. Kogan
                                           07. D.E. Lewis
                                           08. R. Mark
                                           09. H.B. Wentz, Jr.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
            The Board of Directors recommends a vote AGAINST Item 2.
-------------------------------------------------------------------------------

                                                      FOR     AGAINST    ABSTAIN
2. Stockholder Proposal on                            [  ]      [  ]       [  ]
   Workplace Human Rights.


If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
SIGNATURE(S)                               DATE


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

     Vote by Internet--www.eproxyvote.com/cl1

     Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter the voter control number located in the box above.

     Vote by Phone--201-536-8073

     Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you call. You will be prompted to enter the voter control number located in the box above and then follow the simple instructions you are given. The Company will pay all telephone charges.

     Vote by Mail

     Detach the above proxy card. Mark, sign and date the card and then return it using the enclosed postage-paid reply envelope.

                         Colgate-Palmolive Canada Inc.
                               Stock/Savings Plan

     Proxy Solicited by the Board of Directors of Colgate-Palmolive Company
                       for Annual Meeting on May 8, 2002

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, JILL K. CONWAY and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 8, 2002 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.



                                     (Continued and to be signed on other side.)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[X] Please mark your
    votes as in this                                                       5638
    example.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations as set forth below.

-------------------------------------------------------------------------------
              The Board of Directors recommends a vote FOR Item 1.
-------------------------------------------------------------------------------

                       FOR     WITHHELD
1. Election of        [  ]      [  ]       Election of Directors, Nominees:
   Directors.
                                           01. J.K. Conway
                                           02. R.E. Ferguson
                                           03. C.M. Gutierrez
                                           04. E.M. Hancock
                                           05. D.W. Johnson
                                           06. R.J. Kogan
                                           07. D.E. Lewis
                                           08. R. Mark
                                           09. H.B. Wentz, Jr.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            The Board of Directors recommends a vote AGAINST Item 2.
-------------------------------------------------------------------------------

                                                      FOR     AGAINST    ABSTAIN
2. Stockholder Proposal on                            [  ]      [  ]       [  ]
   Workplace Human Rights.


In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.




-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SIGNATURE(S)                               DATE



-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

     Vote by Internet--www.eproxyvote.com/cl

     Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter the voter control number located in the box above.

     Vote by Phone--1-877-779-8683

     Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you call. You will be prompted to enter the voter control number located in the box above and then follow the simple instructions you are given.

     Vote by Mail

     Detach the above proxy card. Mark, sign and date the card and then return it using the enclosed postage-paid reply envelope.

                           COLGATE-PALMOLIVE COMPANY
                     EMPLOYEES SAVINGS AND INVESTMENT PLAN

To: Plan Participants

         As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock and/or Convertible Preference Stock allocable to your interest in the Trust Funds established under such Plan shall be voted by the appropriate Trustee at the annual meeting of stockholders to be held in New York, New York on May 8, 2002 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.


                                     (Continued and to be signed on other side.)

P

R

O

X

Y

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                                 ANNUAL MEETING
                                       OF
                     COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                             Wednesday, May 8, 2002

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by our outside tabulator, EquiServe Trust Company, N.A.

[X] Please mark your
    votes as in this                                                       4061
    example.


         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations as set forth below.

-------------------------------------------------------------------------------
              The Board of Directors recommends a vote FOR Item 1.
-------------------------------------------------------------------------------

                       FOR     WITHHELD
1. Election of        [  ]      [  ]       Election of Directors, Nominees:
   Directors.
                                           01. J.K. Conway
                                           02. R.E. Ferguson
                                           03. C.M. Gutierrez
                                           04. E.M. Hancock
                                           05. D.W. Johnson
                                           06. R.J. Kogan
                                           07. D.E. Lewis
                                           08. R. Mark
                                           09. H.B. Wentz, Jr.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            The Board of Directors recommends a vote AGAINST Item 2.
-------------------------------------------------------------------------------


                                                      FOR     AGAINST    ABSTAIN
2. Stockholder Proposal on                            [  ]      [  ]       [  ]
   Workplace Human Rights.


If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SIGNATURE(S)                               DATE



-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



     Vote by Internet--www.eproxyvote.com/cl

     Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter the voter control number located in the box above.

     Vote by Phone--1-877-779-8683 from U.S. or Canada/outside of these areas, call 201-536-8073

     Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you call. You will be prompted to enter the voter control number located in the box above and then follow the simple instructions you are given. The Company will pay all telephone charges.

     Vote by Mail

     Detach the above proxy card. Mark, sign and date the card and then return it using the enclosed postage-paid reply envelope.

                      Colgate-Palmolive (Hellas) s.a.i.c.
                               Stock/Savings Plan

                        Colgate-Palmolive, S.A. De C.V.
                          Retirement/Pension Plan and
                               Seniority Premium

                      Colgate-Palmolive (Poland) sP. Z 0.0
                           Global Stock/Savings Plan

                        Colgate-Palmolive Argentina S.A.
                                 "Mas por Vos"

                            Kolynos do Brasil Ltda.
                             Stock Acquisition Plan

                         Colgate-Palmolive (C.A.) Inc.
                         Costa Rica Stock/Savings Plan

                         Colgate-Palmolive (C.A.) Inc.
                         El Salvador Stock/Savings Plan

                         Colgate-Palmolive (C.A.) Inc.
                          Guatemala Stock/Savings Plan

                         Colgate-Palmolive (C.A.) Inc.
                          Honduras Stock/Savings Plan

                         Colgate-Palmolive (C.A.) Inc.
                          Nicaragua Stock/Savings Plan

                         Colgate-Palmolive (C.A.) Inc.
                           Panama Stock/Savings Plan

                           Colgate-Palmolive Thailand
                               Stock/Savings Plan

     Proxy Solicited by the Board of Directors of Colgate-Palmolive Company
                       for Annual Meeting on May 8, 2002

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, JILL K. CONWAY and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 8, 2002 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.


                                     (Continued and to be signed on other side.)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[X] Please mark your                                                       5689
    votes as in this
    example.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations as set forth below.

-------------------------------------------------------------------------------
              The Board of Directors recommends a vote FOR Item 1.
-------------------------------------------------------------------------------

                       FOR     WITHHELD
1. Election of        [  ]      [  ]       Election of Directors, Nominees:
   Directors.
                                           01. J.K. Conway
                                           02. R.E. Ferguson
                                           03. C.M. Gutierrez
                                           04. E.M. Hancock
                                           05. D.W. Johnson
                                           06. R.J. Kogan
                                           07. D.E. Lewis
                                           08. R. Mark
                                           09. H.B. Wentz, Jr.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            The Board of Directors recommends a vote AGAINST Item 2.
-------------------------------------------------------------------------------


                                                      FOR     AGAINST    ABSTAIN
2. Stockholder Proposal on                            [  ]      [  ]       [  ]
   Workplace Human Rights.


In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SIGNATURE(S)                               DATE



-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

     Vote by Internet--www.eproxyvote.com/cl1

     Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter the voter control number located in the box above.

     Vote by Phone--201-536-8073

     Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on May 7, 2002. Have your proxy card in hand when you call. You will be prompted to enter the voter control number located in the box above and then follow the simple instructions you are given. The Company will pay all telephone charges.

     Vote by Mail

     Detach the above proxy card. Mark, sign and date the card and then return it using the enclosed postage-paid reply envelope.